AMENDED AND RESTATED SETTLEMENT AGREEMENT

                  This Amended and Restated Settlement Agreement (the "Agreement") is entered into this 30th day of June, 2006 by and between ICOA, Inc., a Nevada corporation (the "Company"), and Richard Schiffmann, Jr. ("Employee") and amends and restates in its entirety the Settlement Agreement between the parties dated June 23, 2006, and shall be deemed effective on June 26, 2006 (the "Effective Date").

                  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby act and agree as follows:

1. Resignation. Employee hereby confirms his resignation, and the Company hereby accepts Employee's resignation, from employment with and as an officer and director of the Company, and any and all of its subsidiaries, effective as of the Effective Date.

2.   Severance Benefits and Unpaid Compensation and Expenses.

a. In consideration of Employee's resignation, and in lieu of any amounts that might have become due under the Employment Agreement between the Company and Employee dated December 15, 2004 (the "Employment Agreement"), the Company agrees to:

i. pay Employee severance by paying on or before December 31, 2006 his current salary of $12,000 per month for the period from the Effective Date through December 31, 2006 (the "Severance Pay");
ii. continue at the Company's cost Employee's health insurance through December 31, 2006 at the level of participation equal to that in effect on the Effective Date; and
iii. pay to Employee outstanding expenses owed to him in the amount of $122,970.22 (the "Outstanding Expenses"), outstanding consulting fees owed to him in the amount of $71,000 (the "Outstanding Consulting Fees") and outstanding salary owed to him in the amount of $180,000 (the "Outstanding Salary"), all of which shall be paid in full by September 30, 2007 as provided in this Section 2.

b. The Company shall make minimum aggregate payments to Employee of the amounts to be paid pursuant to Sections 2(a)(i) and (iii) of no less than $7,500 in each of July, August and September, 2006 and $12,000 thereafter (each a "Minimum Payment"), it being understood that the Company may fail to make the Minimum Payment in two (2) months if it complies with the terms of Section 2(f). Each Minimum Payment must equal or exceed the applicable amount specified in the preceding sentence after any and all deductions from the payment for payroll taxes, heath or benefit plan contributions, or any other purpose or reason.

c.   On the date hereof the Company shall pay to Employee $30,000.

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d.   The Company shall (i) pay all Severance Pay before paying any Outstanding
     Expenses, Outstanding Consulting Fees or Outstanding Salary, and accrued interest thereon, (ii) pay all Outstanding Expenses and accrued interest thereon, before paying any Outstanding Consulting Fees or any Outstanding Salary, and interest thereon, and (iii) pay all Outstanding Consulting Fees and accrued interest thereon before paying any Outstanding Salary and interest thereon.

e. Within fourteen (14) days after the Effective Date, the Company shall deliver to Employee a schedule of payments to be made to Employee in accordance with this Section 2 of unpaid Severance Pay, Outstanding Expenses, Outstanding Consulting Fees and Outstanding Salary, and accrued interest thereon, during the quarter ending September 30, 2006. Prior to each of September 30, 2006, December 31, 2006, March 31, 2007 and June 30, 2007, the Company shall deliver to Employee a schedule of payments to be made to Employee in accordance with this Section 2 of any unpaid Severance Pay, Outstanding Consulting Fees and Outstanding Salary, and accrued interest thereon, during the calendar quarter immediately following such date.

f. Interest shall accrue, commencing on the Effective Date, on the unpaid Outstanding Expenses at the rate of fifteen percent (15%) per annum (or if lower, the highest rate permitted by applicable law) and on the unpaid Outstanding Consulting Fees and Outstanding Salary at the rate of twelve percent (12%) per annum (or if lower, the highest rate permitted by applicable law). Accrued and unpaid interest for each month shall be due and payable on or before the fifteenth (15th) day of the following month commencing in July 2006, with all accrued and unpaid interest being finally due and payable on September 30, 2007.

g. The failure of the Company to make any payment to Employee within ten (10) business days of the date when due under this Agreement or any schedule provided to Employee by the Company pursuant to Section 2(e) will, at the option of Employee and effective upon notice to the Company, result in all outstanding amounts payable to Employee by the Company under the terms of this Agreement becoming immediately due and payable; provided, however, that the Company shall be entitled to fail to make the Minimum Payment in any two (2) months without giving rise to the right of acceleration under this Section 2(g) if within ten (10) business days after the end of the month in which the failure occurs the Company issues to Employee a warrant to purchase 2,500,000 shares of the Company's common stock for a purchase price per share equal to the closing price of the common stock on the last business day of the month in which the failure occurs as further provided in this Section 2 (the "Warrant").

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h.   The Company will withhold all applicable taxes on all compensation to be paid to Employee under the terms of this Agreement (but not the Outstanding Expenses or Outstanding Consulting Fees) in accordance with all applicable local, state and federal laws.

i. The Warrant shall be immediately exercisable and continue to be exercisable for three (3) years from date of issuance, provide for so-called "piggyback" registration rights, have other terms and conditions generally consistent with other warrants issued by the Company, and otherwise be in a form and contain terms and conditions reasonably acceptable to Employee.

j. In the event that it shall be necessary for a party to this Agreement to institute legal action to enforce any of the terms and conditions or provisions contained herein, or for any breach thereof, the prevailing party shall be entitled to costs and reasonable attorney's fees.

k. To the extent that during the three (3) months prior to or after the Effective Date the Company reimburses or agrees to reimburse an officer or former officer of the Company for his or her legal fees in connection with his or her separation from the Company, the Company shall promptly reimburse Employee for his legal fees incurred in connection with this Agreement in the same amount that such other officer or former officer received or is entitled to receive.

3. Indemnity. To the fullest extent permitted by applicable law, the Company agrees to indemnify Employee from and against all expenses (including legal fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, brought or threatened to be brought against him by reason of his performance as a director, officer, employee or agent of the Company, its parent or any of its subsidiaries, or in any other capacity on behalf of the Company, its parent or any of its subsidiaries. Further, the Company agrees that any expenses incurred by Employee in defending any such action, suit or proceeding shall be promptly advanced by the Company in advance of the final disposition of such action, upon the request of Employee and following the receipt by the Company of an undertaking by Employee to repay such amounts as are advanced if it shall ultimately be determined by a court of law or arbitrator in a decision that shall not be subject to appeal that Employee is not entitled to be indemnified by the Company under applicable law.

4. Payroll Taxes. The Company acknowledges and agrees that after Employee joined the Company he learned that the Company was delinquent in paying payroll and other taxes to state and federal governments and that such delinquencies have continued due to cash flow issues. The Company agrees to use its best efforts to pay in full all payroll and other tax liabilities outstanding on the Effective Date.

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5.   Surviving Provisions of Employment Agreement. All provisions of the
     Employment Agreement, including, without limitation, Section 4 (concerning non-competition), are terminated and shall be of no further force and effect, other than Sections 5 through 10 (concerning non-solicitation, confidentiality, dispute resolution and other matters), which shall survive and continue to be in full force and effect, subject to the terms of this Agreement; provided, however, that Section 6 of the Employment Agreement shall only survive for a period of six (6) months from the Effective Date.

6. Property. Employee represents and warrants that to his knowledge he has returned to the Company all the Company's property in his possession, including, its books, lists, records, other documents and equipment, which shall not include the laptop computer used by Employee and the files thereon. Employee will maintain ownership and possession of said laptop computer. Any information in the files on such computer that are Confidential Information of the Company (as defined in Section 3 of the Employment Agreement) shall continue to be subject to the restrictions on use and disclosure contained in Section 3 of the Employment Agreement. Employee covenants that should he later discover in his possession other items of the Company's property, Employee will promptly return such property to the Company. Employee acknowledges that to his knowledge he has received any personal property belonging to him that was on Company's premises.

7.   Release by Employee.

a. Except as expressly provided herein, Employee, for himself, his successors, administrators, heirs, and assigns, hereby fully releases, waives and forever discharges the Company and its subsidiaries, and their respective successors and assigns, and each of their respective directors, officers, agents, attorneys and employees, whether past, present or future (the
     "Company Released Parties"), from any all agreements, actions, suits, debts, demands, damages, claims, judgments or liabilities of any nature including costs and attorneys' fees, whether known or unknown, arising on or before of the date hereof, including, but not limited to, all claims arising out of Employee's employment with or separation from the Company, and all claims for breach of contract, wrongful discharge, misrepresentation, defamation, violation of public policy, breach of the implied covenant of good faith and fair dealing, personal injury, emotional distress, sexual harassment, and age, race, sex or other prohibited discrimination, and all liabilities for the payment of any sums for accrued earnings, bonuses, stock options or other stock rights, severance pay, sick leave or holiday plans, and any employee benefits, but excluding (i) any claim for breach of this Agreement, (ii) any claim that Employee may make under the Company's directors and officers' insurance policy now or in the future or (iii) any claim for indemnification that Employee may have under the By-Laws of the Company.

b. Employee specifically agrees that included in the foregoing release is the waiver and release of the Company from all claims he may have as of the date he signs this Agreement regarding claims or rights arising under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. ss. 621 ("ADEA"). This paragraph does not waive rights or claims that may arise under the ADEA after the date Employee signs this Agreement.

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c.   To the maximum extent permitted by law, Employee covenants not to sue or to institute or cause to be instituted any action in any federal, state or local agency or court against any of the Company Released Parties with respect to any claim that is released in this Section 7.

d. Employee agrees that Company has advised Employee to consult an attorney prior to signing this Agreement and that he has done so.

8.   Release by the Company.

a. The Company, for itself and its successors, assigns and subsidiaries, hereby fully releases, waives and forever discharges Employee and his successors, administrators, heirs, and assigns (the "Employee Released Parties") from any all agreements, actions, suits, debts, demands, damages, claims, judgments or liabilities of any nature including costs and attorneys' fees, whether known or unknown, arising on or before of the date hereof, including, but not limited to, all claims arising out of Employee's employment with or separation from the Company, and all claims for breach of contract, but excluding any claim for breach of this Agreement and the surviving provisions of the Employment Agreement arising on or after the date of this Agreement.

b. To the maximum extent permitted by law, the Company covenants not to sue or to institute or cause to be instituted any action in any federal, state or local agency or court against any of the Employee Released Parties with respect to any claim that is released in this Section 8.

9. Enforcement to Maximum Extent Possible. It is intended that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Rhode Island, without regard to its principles concerning conflicts of law. In the event that any paragraph, subparagraph or provision of this Agreement shall be determined to be partially contrary to governing law or otherwise unenforceable, the paragraph, subparagraph, or provision and this Agreement shall be enforced to the maximum extent permitted by law, and if any paragraph, subparagraph or provision of this Agreement shall be determined to be totally contrary to governing law or otherwise totally unenforceable, the paragraph, subparagraph, or provision shall be severed and disregarded and the remainder of this Agreement shall be enforced to the maximum extent permitted by law.

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10.  Confidentiality and Disparagement. The parties agree that the terms of this
     Agreement and the Agreement itself will be made public in accordance with applicable law, but that until this time as disclosure is so required, they, their agents and their family members, directors, officers, employees shall keep confidential the terms of this Agreement. Except in connection with any legal proceedings between the parties, Employee agrees not to disparage in the future the Company Released Parties and the Company agrees not to disparage in the future the Employee Released Parties.

11. Entire Agreement. The parties agree that this Agreement and Sections 5, 6 (to the extent provided by Section 5 of this Agreement) and Sections 7 through 10 of the Employment Agreement constitutes the entire understanding between the parties with reference to the subject matter of this Agreement, including employment, independent contractor status, all loans, advances, investments made by Employee, all promises and representations made by the Company or its officers, directors or employees, and all prior negotiations and understandings, verbal or written, between Employee and the Company, relating to the items and things referred to in this Agreement have been merged herein.

12. Dispute Resolution. Any and all disputes arising out of or in any way related to Employee's employment with, or separation from, the Company, as well as any and all disputes or claims arising out of or in any way related to this Agreement, including, without limitations, fraud in the inducement of this Agreement, or relating to the general validity or enforceability of this Agreement, shall be submitted to arbitration before an arbitrator of the American Arbitration Association, Providence, Rhode Island, in accordance with the rules of that body governing commercial disputes, and prevailing party shall be entitled to reasonable costs and attorneys' fees. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, Employee shall not be required to enforce Employee's payment rights under Section 2 of this Agreement in an arbitration proceeding under this Section 12 and may pursue any other remedy available to him.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of this 30th day of June, 2006.

ICOA, Inc.


By _______________

Its ______________


________________________
Richard Schiffmann, Jr.